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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 27, 2001

MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-11822 (Commission File Number)	75-1943604 (IRS Employer Identification No.)
8000 Bent Branch Drive Irving, Texas	75063-6041
P.O. Box 619566 DFW, Texas	75261-9566
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 409-1300

ITEM 5. Other Events.

    On July 27, 2001, Michaels Stores, Inc. (the "Company") issued a press release announcing certain corporate governance initiatives. The press release also states that the Company's annual meeting of stockholders will be held on October 5, 2001. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits:

Exhibit Number	Description
99.1	Press Release, dated July 27, 2001.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.
By:	/s/ CHRIS HOLLAND Name: Chris Holland Title: Vice President—Finance

Date: July 27, 2001

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated July 27, 2001.

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SIGNATURES
INDEX TO EXHIBITS